UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2018

GCI LIBERTY, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	001-38385	92-0072737
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On February 26, 2018, GCI Liberty, Inc. (formerly known as General Communication, Inc.), an Alaska corporation (the “Company”), announced that it intends to effect the automatic conversion of its Class A-1 Common Stock and its Class B-1 Common Stock (collectively, the “existing GCI Liberty common stock”) in accordance with the terms of the Company’s Amended and Restated Articles of Incorporation (the “Auto Conversion”) on or about 4:01 p.m., New York City time, on Thursday, March 8, 2018 (such date and time, the “Auto Conversion Date”), subject to the satisfaction or waiver (if applicable or permitted) of the conditions to the Auto Conversion.

On the Auto Conversion Date, holders of existing GCI Liberty common stock will receive (i) 0.63 of a share of GCI Liberty Class A Common Stock (“GCI Liberty Class A Common Stock”) and (ii) 0.20 of a share of new GCI Liberty Series A Cumulative Redeemable Preferred Stock (“GCI Liberty Preferred Stock”), in exchange for each share of their existing GCI Liberty common stock.

Following the completion of the Auto Conversion, the Company intends to delist its Class A-1 Common Stock, and as a result, such securities will cease to be traded on the NASDAQ Global Select Market. In addition, the Company’s Class B-1 Common Stock will no longer be quoted on the OTC Market at such time. The Company is expected to trade on the Nasdaq Global Select Market under the symbols “GLIBA/B/P” beginning on March 12, 2018.

For instructions as to how to surrender shares of existing GCI Liberty common stock for exchange in the Auto Conversion, please see “Information Regarding the Surrender and Exchange of GCI Liberty shares in the Auto Conversion” below.

The Auto Conversion is described in more detail in the joint proxy statement/prospectus relating to the proposed transactions between the Company and Liberty Interactive Corporation (“LIC”).

In connection with the announcement of the Auto Conversion Date, the Company issued a press release on February 26, 2018, which is filed as Exhibit 99.1 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between the Company and LIC, the delisting of GNCMA, and the trading of GLIBA and GLIBP. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speaks only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. Please refer to the publicly filed documents of the Company, including its most recent Forms 10-K and 10-Q, for additional information about the Company and about the risks and uncertainties related to its business which may affect the statements made in this Current Report on Form 8-K.

Information Regarding the Surrender and Exchange of GCI Liberty Shares in the Auto Conversion

Holders of certificated shares of existing GCI Liberty common stock (and old General Communication, Inc. common stock) will receive a letter of transmittal from Computershare Trust Company, N.A., the transaction agent, with instructions on how to surrender such holder’s shares of existing GCI Liberty common stock (or old General Communication, Inc. common stock) for shares of GCI Liberty Class A Common Stock and GCI Liberty Preferred Stock. A holder must surrender its stock certificates, together with a completed and duly executed letter of transmittal (and any other documentation required thereby) to Computershare as instructed in the letter of transmittal in order to receive their shares of GCI Liberty Class A Common Stock and GCI Liberty Preferred Stock. A holder that properly surrenders its certificates will receive shares GCI Liberty Class A Common Stock and GCI Liberty Preferred Stock in book-entry form (unless a physical certificate is requested). Holders are asked not to send their stock certificates to Computershare until they have received a letter of transmittal, and are asked not to send their stock certificates to Computershare without a duly executed letter of transmittal.

Holders of existing GCI Liberty common stock in book-entry form will not need to take any action to receive shares of GCI Liberty Class A Common Stock and GCI Liberty Preferred Stock in the Auto Conversion. Rather, a holder’s account will be debited and promptly thereafter credited with the applicable shares deliverable to such holder in connection with the Auto Conversion. No letter of transmittal will be delivered for shares of existing GCI Liberty common stock held in book-entry form.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of the Company or any of LIC’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to the Company’s effective registration statement. The Company’s shareholders, LIC stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI Liberty investors can access additional information at ir.gci.com.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI LIBERTY, INC.
(Registrant)

Date: February 26, 2018

	By	/s/ Peter Pounds
Name: Peter Pounds
Title: Senior Vice President,
Chief Financial Officer
and Secretary
(Principal Financial Officer)